                                                             EXHIBIT (8)(d)(iii)

                  AMENDMENT NO. 7 TO PARTICIPATION AGREEMENT

         Pursuant to the Participation Agreement, made and entered into as of the 13th day of April, 1998, and as amended on October 2, 2000, by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company, the parties do hereby agree to an amended Schedule A as attached hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect on May 14, 2002.

                                            AMERICAN GENERAL LIFE
                                            INSURANCE COMPANY
                                            By its authorized officer,


                                            By: ________________________________

                                            Title: _____________________________



                                            MFS VARIABLE INSURANCE TRUST,
                                            ON BEHALF OF THE PORTFOLIOS
                                            By its authorized officer,


                                            By: ________________________________

                                            Title:



                                            MASSACHUSETTS FINANCIAL SERVICES
                                            COMPANY
                                            By its authorized officer,


                                            By: ________________________________

                                            Title:

                                                              As of May 14, 2002

                                   SCHEDULE A

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT


            NAME OF SEPARATE
            ACCOUNT AND DATE                                 POLICIES FUNDED                               PORTFOLIOS
    ESTABLISHED BY BOARD OF DIRECTORS                      BY SEPARATE ACCOUNT                       APPLICABLE TO POLICIES
---------------------------------------------------------------------------------------------------------------------------
American General Life Insurance Company               Platinum Investor I Flexible Premium          MFS Emerging Growth Series
        Separate Account VL-R                                 Life Insurance Policy                    MFS Research Series
            (May 1, 1997)                                     Policy Form No. 97600              MFS Capital Opportunities Series
                                                                                                      MFS New Discovery Series

                                                      Platinum Investor II Flexible Premium
                                                              Life Insurance Policy
                                                              Policy Form No. 97610

                                                           Corporate America-Variable
                                                              Life Insurance Policy
                                                              Policy Form No. 99301

                                                      Platinum Investor Survivor Variable
                                                              Life Insurance Policy
                                                              Policy Form No. 99206

                                                      Platinum Investor Survivor II Variable
                                                              Life Insurance Policy
                                                              Policy Form No. 01206

                                                      Platinum Investor III Flexible Premium
                                                              Life Insurance Policy
                                                              Policy Form No. 00600

                                                         Platinum Investor PLUS Flexible
                                                      Premium Variable Life Insurance Policy
                                                              Policy Form No. 02600

                                                               Legacy Plus Variable                 MFS Emerging Growth Series
                                                               Life Insurance Policy
                                                               Policy Form No. 98615

                                                               The One VUL Solution                 MFS Growth With Income Series
                                                           Variable Life Insurance Policy
                                                               Policy Form No. 99615

American General Life Insurance Company                          AG Legacy Plus                      MFS Emerging Growth Series
         Separate Account D                                Variable Life Insurance Policy             MFS New Discovery Series
         (November 19, 1973)                                  Policy Form No. 99616

                                                         Platinum Investor Variable Annuity           MFS Emerging Growth Series
                                                              Policy Form No. 98020                       MFS Research Series
                                                                                                    MFS Capital Opportunities Series
                                                                                                        MFS New Discovery Series